                                                                   Exhibit 10.17

CRAIG M. RANKIN (SBN 169844)
ELIZABETH A. DUKE (SBN 187079)
N. KEMBA EXTAVOUR (SBN 186513)
LEVENE, NEALE, BENDER & RANKIN L.L.P.
1801 Avenue of the Stars, Suite 1120
Los Angeles, California 90067
Phone: (310) 229-1234
Fax: (310) 229-1244


Special Counsel For Debtors

                         UNITED STATES BANKRUPTCY COURT

                         CENTRAL DISTRICT OF CALIFORNIA

                              LOS ANGELES DIVISION


SUPER SHOPS, INC., a California corp
SUPER SHOPS, INC., an Arizona corp.
SUPER SHOPS, INC., a Kansas corp.
SUPER SHOPS, INC., a Michigan corp.
SUPER SHOPS, INC., a Nevada corp.
SUPER SHOPS, INC., a Texas corp.
MALLORY, INC., a Nevada corp.

              Debtors.

---------------------------------------

SUPER SHOPS, INC., a California corp
SUPER SHOPS, INC., an Arizona corp.
SUPER SHOPS, INC., a Kansas corp.
SUPER SHOPS, INC., a Michigan corp.
SUPER SHOPS, INC., a Nevada corp.
SUPER SHOPS, INC., a Texas corp.
MALLORY, INC., a Nevada corp.,

              Plaintiffs,

                  v.

EDELBROCK CORPORATION, a Delaware
corporation,

              Defendant.

---------------------------------------

ENTERED
JUN 2 1999
CLERK, U.S. BANKRUPTCY COURT
CENTRAL DISTRICT OF CALIFORNIA

CASE NO. LA 97-46094-ER
Chapter 11

(Administratively
Consolidated with Case
Nos. LA 97-46127-ER; LA 97-46136-ER;
LA 97-46161-ER; LA 97-46153-ER;
LA 97-46164-ER; LA 97-46144-ER)

ADV. NO. 98-03698-ER

                             STIPULATION TO DISMISS
                             ADVERSARY PROCEEDING;
                                 ORDER THEREON

                             [No Hearing Required]

                                     FILED
                                   JUN 1-1999
                          CLERK U.S. BANKRUPTCY COURT
                         CENTRAL DISTRICT OF CALIFORNIA

    Super Shops, Inc., a California corporation, Super Shops, Inc., an Arizona corporation, Super Shops, Inc., a Kansas corporation, Super Shops, Inc., a Michigan corporation, Super Shops, Inc., a Nevada corporation, Super Shops, Inc., a Texas corporation, and Mallory Inc., a Nevada corporation, the above-captioned debtors (collectively, the "Debtors"), plaintiffs in the above-captioned adversary proceeding, on the one hand, and Edelbrock Corporation, a Delaware corporation ("Edelbrock"), defendant in the above-captioned adversary proceeding, on the other hand, hereby submit this Stipulation based on the following facts:

     1. The Debtors filed their voluntary Chapter 11 bankruptcy case on September 19, 1997 (the "Petition Date").

     2. On or about December 11, 1998, the Debtors filed the "Complaint to Avoid and Recover Preferential Transfers Pursuant to 11 U.S.C. Section 547(b) and 550" (the "Complaint") against Edelbrock thereby commencing Adversary No. LA 98-03698-ER (the "Adversary Proceeding"). In the Complaint, the Debtors seek to avoid and recover payments made to Edelbrock during the 90-day period prior to the Petition Date as preferences.

     3. In or about April 1999, the parties entered into a settlement agreement (the "Compromise"), pursuant to which the parties settled the Adversary Proceeding. On or about May 6, 1999, the Court entered an order approving the Compromise.

     4. Because the Adversary Proceeding has been settled and the Court has approved the Compromise, the parties have agreed to dismiss the Adversary Proceeding.

     The Adversary Proceeding shall be dismissed, with prejudice.

Dated:  May 28, 1999                    SUPER SHOPS, INC., a California corp.
                                        SUPER SHOPS, INC., an Arizona corp.
                                        SUPER SHOPS, INC., a Kansas corp.
                                        SUPER SHOPS, INC., a Michigan corp.
                                        SUPER SHOPS, INC., a Nevada corp.
                                        SUPER SHOPS, INC., a Texas corp.
                                        MALLORY, INC., a Nevada corp.


                                        By: /s/ N. KEMBA EXTAVOUR
                                            ------------------------------------
                                            CRAIG M. RANKIN
                                            N. KEMBA EXTAVOUR
                                            LEVENE, NEALE, BENDER & RANKIN LLP
                                            Special Counsel For Debtors

Dated:  May 27, 1999                    EDELBROCK CORPORATION


                                        By: /s/ RICKY L. SHACKELFORD
                                            ------------------------------------
                                            RICKY L. SHACKELFORD
                                            JONES, DAY, REAVIS & POGUE
                                            Attorneys for Edelbrock
                                            Corporation

                                     ORDER

     Based upon the foregoing Stipulation, and other good cause appearing,

     IT IS ORDERED THAT:

     1.   The Stipulation is approved.

     2.   The Adversary Proceeding is hereby dismissed with prejudice.

DATED:  June 1, 1999                         /s/ ERNEST ROBLES
                                                 -------------------------------
                                                 THE HONORABLE ERNEST ROBLES
                                                 UNITED STATES BANKRUPTCY JUDGE

                                PROOF OF SERVICE

                   STATE OF CALIFORNIA, COUNTY OF LOS ANGELES


     I am an employee in the County of Los Angeles, State of California. I am over the age of 18 and am not a party to the within action; my business address is: 1801 Avenue of the Stars, Suite 1120, Los Angeles, California 90067.

     On May 28, 1999, I served the foregoing document(s) described as:

STIPULATION TO DISMISS ADVERSARY PROCEEDING; ORDER THEREON

on the interested parties in this action by placing a true copy thereof enclosed in a sealed envelope with postage thereon fully prepaid in the United States mail at Los Angeles, California, addressed as follows:


U.S. Trustee                 Counsel for Def. Edelbrock Corp.   John T. Grigsby
221 N. Figueroa St., #800    Ricky L. Shackelford, Esq.         290 Kiowa Place
Los Angeles, CA 90012        Jones, Day, Reavis & Pogue         Boulder, Colorado 80303
                             555 W. Fifth St., #4600
                             Los Angeles, CA 90013

  X     (By Mail) I caused such envelope with postage thereon, fully prepaid to
----- be placed in the United States mail. Executed on May 28, 1999, at Los Angeles, California.

----- (By Federal Express) I caused said document to be sent via Federal Express for next business morning delivery. Executed on _______, 1999, at Los Angeles, California.

----- (By Facsimile) I caused said document to be sent via facsimile. Executed on ________, 1999, at Los Angeles, California.

----- (By personal service) I caused such envelope to be delivered by hand to the offices of the addressee. Executed on ________, 1999, at Los Angeles, California.

----- (State) I declare under penalty of perjury under the laws of the State of California that the above is true and correct.

  X     (Federal) I declare that I am an employee in the offices of a member of
-----   the State Bar of this Court at whose direction the service was made.


                                                /s/ BAMBI CLARK
                                               ------------------
                                                   Bambi Clark

--------------------------------------------------------------------------------
Attorney or Party Name, Address and Telephone Number      FOR COURT USE ONLY

Craig M. Rankin (SBN 169844)
Elizabeth A. Duke (SBN 186513)
LEVENE, NEALE, BENDER & RANKIN L.L.P.
1801 Avenue of the Stars, Suite 1120
Los Angeles, CA 90067-5805
(310) 229-1234 Fax: (310) 229-1244

Attorney: for Debtors
------------------------------------
   UNITED STATES BANKRUPTCY COURT
  CENTRAL DISTRICT OF CALIFORNIA
--------------------------------------------
In re:

SUPER SHOPS, INC., a California corporation,
SUPER SHOPS, INC., an Arizona corporation,
SUPER SHOPS, INC., a Kansas corporation,
SUPER SHOPS, INC., a Michigan corporation,
SUPER SHOPS, INC., a Nevada corporation,
SUPER SHOPS, INC., a Texas corporation,
MALLORY, INC., a Nevada corporation,

                                Debtors.
-------------------------------------------   ---------------------------------
SUPER SHOPS, INC., et al.                     CHAPTER 11 CASE NUMBER
                                  Plaintiff(s).      LA 97-46094-ER
                                              (Administratively Consolidated
                                              with Case Nos.
                                              LA 97-46127-ER; LA 97-46136-ER,
                                              LA 97-46161-ER,
                                              LA 97-46153-ER, LA 97-46164-ER;
                                              LA 97-46144-ER
vs.                                           ---------------------------------
                                              [ ]  REFERENCE NUMBER
EDELBROCK CORPORATION,                        [X]  ADVERSARY NUMBER 98-03698-ER
                      Defendants(s).
-------------------------------------------------------------------------------
                       NOTICE OF ENTRY JUDGMENT OF ORDER
                           AND CERTIFICATE OF MAILING

TO ALL PARTIES IN INTEREST ON THE ATTACHED SERVICE LIST:

1. You are hereby notified, pursuant to Local Bankruptcy Rule 116(1)(a)(iv), that a judgment or order entitled (specify):

   STIPULATION TO DISMISS ADVERSARY PROCEEDING; ORDER THEREON

   was entered on (specify date):   JUNE 2, 1999

1. I hereby certify that I mailed a copy of this notice and a true copy of the order or judgment of the person and entities on the attached service list on
   (specify date):    JUNE 2, 1999

U.S. Trustee               Counsel for Def. Edelbrock Corp.   Counsel for Plaintiffs Super Shop
221 N. Figueroa St., #800  --------------------------------   ---------------------------------
Los Angeles, CA 90012      Ricky L. Shackelford, Esq.         N. Kemba Extavour, Esq.
                           Jones, Day, Reavis & Pogue         Levene, Neale, Bender & Rankin LLP
                           555. W. Fifth St., #4600           1801 Avenue of Stars, #1120
                           Los Angeles, CA 90013              Los Angeles, CA 90067-5805


Dated:   JUNE 2, 1999                       Clerk of the Bankruptcy Court

                                            by:     /s/ ROSE ARIS
                                                 ------------------------
                                                      Deputy Clerk

If a judgment is by default, a copy of the judgment must be attached to this notice. This form is optional. It has been approved for use by the United States Bankruptcy Court for the Central District of California.